Exhibit 99.3


                                                                January 25, 2008

Denis A. O'Connor
Advanced BioPhotonics, Inc.
125 Wilbur Place, Suite 120
Bohemia, NY 11716

Via E-Mail, Regular Mail, and Fax: 631.244.7960

Dear Denis:

Effective 6 PM today, please accept my resignation as a Director of Advanced Biophotonics, Inc.

Very truly yours,


/s/ Jed Schutz

Jed Schutz